POWER OF ATTORNEY

Know all by these presents,
that the undersigned hereby
constitutes and appoints
Christopher Sullivan and
Jennifer Zoltoski of Avalo
Therapeutics, Inc. (the "Company")
with full power of substitution,
the undersigned's true and
lawful attorney-in-fact to:

(1)prepare, execute in the
undersigned's name and on
the undersigned's behalf,
and submit to the U.S.
Securities and Exchange Commission
(the "SEC") a Form ID,
including amendments thereto,
and any other documents necessary
or appropriate to obtain codes
and passwords enabling the
undersigned to make electronic
filings with the SEC of
reports required by Section
16(a) of the Securities
Exchange Act of 1934 or
any rule or regulation of the SEC;

(2)execute for and on behalf
of the undersigned, in the
undersigned's capacity as
an officer, director
and/or trustee of the
Company, Forms 3, 4,
and 5 in accordance
with Section 16(a)
of the Securities Exchange
Act of 1934 and the
rules thereunder;

(3)do and perform any
and all acts for and
on behalf of the
undersigned which may
be necessary or desirable
to complete and execute
any such Form 3, 4, or 5,
complete and execute any
amendment or amendments
thereto, and timely file
such form with the
SEC and any stock exchange
or similar authority; and

(4)take any other action
of any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best interest
of, or legally required by,
the undersigned, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in such attorney-in-fact's
discretion.

The undersigned hereby grants
to such attorney-in-fact full
power and authority to
do and perform any and
every act and thing
whatsoever requisite,
necessary, or proper to
be done in the exercise
of any of the rights and
powers herein granted,
as fully to all intents
and purposes as the
undersigned might or could
do if personally present,
with full power of substitution
or revocation, hereby ratifying
and confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute
or substitutes, shall lawfully
do or cause to be done by
virtue of this power of attorney
and the rights and powers
herein granted.  The undersigned
acknowledges that the foregoing
attorney-in-fact, in serving in
such capacity at the request
of the undersigned, are not
assuming, nor is the
Company assuming, any of
the undersigned's responsibilities
to comply with Section 16 of
the Securities Exchange Act of 1934.

This Power of Attorney shall
remain in full force and effect
until the undersigned is
no longer required to
file Forms 3, 4, and 5
with respect to the undersigned's
holdings of and transactions
in securities issued by the
Company, unless earlier
revoked by the undersigned
in a signed writing delivered
to the foregoing attorneys-in-fact.
This Power of Attorney revokes
all prior Powers of Attorney
given by the undersigned with
respect to the matters addressed
in (1) through (4) above.

IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this
1st day of December 2021.


/s/ Mitchell Chan